Forward-Looking Statements
This presentation contains “forward-looking” statements within the meaning of the federal securities laws. The forward-looking statements include statements concerning the Company’s outlook for the future, as well as other statements of beliefs, future plans and strategies or anticipated events, and similar expressions concerning matters that are not historical facts. The Company’s forward-looking information and statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, the statements. These risks and uncertainties include the availability and prices of live hogs, raw materials, fuel and supplies, food safety, livestock disease, live hog production costs, product pricing, the competitive environment and related market conditions, risks associated with our indebtedness, including cost increases due to rising interest rates or changes in debt ratings or outlook, hedging risk, operating efficiencies, changes in foreign currency exchange rates, access to capital, the cost of compliance with changes to regulations and laws, including changes in accounting standards, tax laws, environmental laws, agricultural laws and occupational, health and safety laws, adverse results from on-going litigation, actions of domestic and foreign governments, labor relations issues, credit exposure to large customers, the ability to make effective acquisitions and dispositions and successfully integrate newly acquired businesses into existing operations, the Company’s ability to effectively restructure portions of its operations and achieve cost savings from such restructurings and other risks and uncertainties described in the Company’s Annual Report on Form 10-K for fiscal 2010 and in its subsequent Quarterly Reports on Form 10-Q. Readers are cautioned not to place undue reliance on forward-looking statements because actual results may differ materially from those expressed in, or implied by, the statements. Any forward-looking statement that the Company makes speaks only as of the date of such statement, and the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

Non-GAAP Measure Reconciliations

Robert W. Manly

Executive Vice President and Chief Financial Officer

Leading Positions In Food Industry

Leading Positions In Food Industry

Sources: Information Resources, Inc. (IRI); FreshLook Marketing Group; Successful Farming Pork Powerhouses 2010

#1 World Pork Processor
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TTMFY 11 Q3
Fresh Pork
PackagedMeats

Sales
$4.4 billion
$5.6 billion

Volume
28 millionhogs
2.7 billion pounds

Operating Profit
$300.3 million
$367.9 million

Normalized EBIT Range
$3-7per head
10to 14 centsper pound

Note: TTM FY 11 Q3 sales (before inter-segment eliminations), volume and operating profit/Source: United States Industry Data Successful Farming

Pork segment accounts for 71% of the company’s $12 billion in sales
TTM FY 11 Q3 Sales = $12.0 billion

Note: Percentages do not reflect the elimination of inter-segment sales

#1 U.S. Packaged Pork Company
Smithfield brands are ranked #1 in numerous packaged meats categories

FY 10 Packaged Meats Volume =
2.9 billion pounds

Consumer packaged meats drives Pork segment earnings contribution
Note: TTM FY 11 Q3 sales (before inter-segment eliminations) and operating profit

#1 World Hog Producer

TTMFY 11 Q3
Sales
Operating Profit
Volume

Hog Production
$2.7billion
$53.6 million
16.8 million hogs
Note: TTM FY 11 Q3 sales (before inter-segment eliminations), operating profit and volume; results have been reclassified to reflect realignment of international hog production operations/Source: United States Industry Data Successful Farming/*The majority of hogs from Prestage Farms and Goldsboro Hog Farm are sold to Smithfield Foods under long-term contracts; approximate market shares of Five Producers: Cargill=2%; Iowa Select Farms=2%; The Pipestone System=1%; Goldsboro Hog Farm=1%; The HanorCompany=1%; Total=7%

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(% of U.S. hogs produced)

12

#1 Market share in several European countries

Company	Location/ Ownership	TTM FY 11 Q3 Sales	TTM FY 11 Q3 Operating Profit
Animex AgriPlus	Poland/ 100%	$1.0 billion	$73.1 million
Smithfield Prod Smithfield Ferme	Romania/ 100%	$188.3 million	$11.8 million
Norson Granjas Carroll de México	Mexico/ 50% JV	$400.3 million[1]	$25.5 million[2]
Campofrío Food Group	Europe/ 37% stock	$2.4 billion[1]	$20.0 million[2]

[1] Equity investment, sales are not consolidated/[2] Represents Smithfield's share of investment net income included in Smithfield's operating profit/Note: TTM FY 11 Q3 sales (before inter-segment eliminations) and operating profit; results have been reclassified to reflect realignment of international hog production operations

#1 Supplier to Retail
Source: IRI Total U.S. Food 52 weeks ending 02/27/11; Freshlook: Total U.S. Food 52 weeks ending 02/01/11

#1
#1
#1
#2
#2
#1
#2
#3
#2
#4

America’s Pork and Packaged Meats Provider
Source: IRI Total U.S. Food 52 weeks ending 02/27/11; Freshlook Total U.S. Food 52 weeks ending 02/01/11
Categories = 22 retail protein categories including: Smoked Meats, Dinner Sausage, Franks, Breakfast Meats, Lunchmeat, Deli, and multiple othersegments

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More Categories

More Consumer Segments

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#1 Pork Supplier to Foodservice
Source: SRC Poultry Beef Pork Report 2010 (Final Edition)

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Smithfield holds leading market share positions in all foodservice pork categories
Source: SRC Poultry, Beef, and Pork Report 2010 (Final Edition)

#1
#1
#1
#1
#1
#1
#1
#1
#1
#2

#2 Supplier to Deli

Source: IRI Total U.S. Food 52 weeks ending 02/27/11; Freshlook Total U.S. Food 52 weeks ending 02/01/11
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Hormel-Foods-logo
TysonLogo_color
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#1 Supplier to Export
Note: FY 11 YTD through 02/26/11; Smithfield export markets; Other Category consists of sales to the following countries: Australia, The Bahamas, Bermuda, Brazil, Bulgaria, Caribbean, Chile, Columbia, Croatia, Cuba, Dominican Republic, El Salvador, EU, Guatemala, Haiti, Honduras, Malaysia, New Zealand, Panama, Philippines, Singapore, Taiwan, Vietnam

The New Era of Smithfield

The New Era of Smithfield

Restructured Pork Group…
Before Restructuring
After Restructuring

IndependentOperating Companies
7
3

Freshpork plants
9
8

Packagedmeats plants
36
30

CapacityUtilization
<80%
>90%

…Is A Competitive Platform For Growth
Before Restructuring
After Restructuring

Fresh pork sales organizations
3
2

Exportsales organizations
3
1

Retail packagedmeats sales organizations
10
3

Computer systems
>20
1

Brands
50+
12

Fresh pork and consumer packaged meats profitability has tripled since fiscal 2007
Note: FY 09 and FY 10 results adjusted for restructuring and impairment charges; Refer to Non-GAAP measure reconciliations

Consumer packaged meats drives earnings growth and stability
Note: FY 09 and FY 10 results adjusted for packaged meats restructuring and impairment charges; Refer to Non-GAAP measure reconciliations

Packaged meats delivers margins within or above normalized range, despite record high raw material costs
Note: FY 09 and FY 10 results adjusted for packaged meats restructuring and impairment charges; Refer to Non-GAAP measure reconciliations

Fresh pork has remained consistently profitable
Note: FY 09 and FY 10 results adjusted for fresh pork restructuring and impairment charges; Refer to Non-GAAP measure reconciliations

Brand Portfolio Consolidation
$1.3 billion
$1.1 billion
$560 million

$439 million
$427 million

$398 million
$330 million

$192 million
$123 million

$103 million
$102 million
$76 million

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JohnMorrell.eps
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Note: Computed as TTM FY 11 Q3 branded sales plus retail and operator markup of 35% acro ss all trade channels

Hog Production Cost Savings Initiative
Philosophy –Least cost is only competitively sustainable position

Plan –Improve operating efficiencies, productivity, competitive cost structure and profitability

Benefits –Fully achieved by end of three-year period

Initiative provides less than 1.5 year payback and more competitive cost structure

Industry Hog Production should be profitable in fiscal 2012
Note: Industry profitability based on futures curves for live hogs and grains on 03/17/11; cost is pre-interest

Return on Invested Capital

Note: ROIC computed as adjusted operating profit, less income taxes at an estimated 34% effective tax rate, divided by invested capital. Invested capital is equal to total capitalization less cash. ROIC excludes returns on disposed turkey and beef assets. Refer to Non-GAAP measure reconciliations. Historical is average of actual FY 06 through FY 09.

Financial Management

Project 100 Objectives

Project 100 Objective: Reduce annual interest expense run rate by $100 million by end of fiscal 2012

Project 100 Objective: Reduce total debt levels below $2 billion by end of fiscal 2012
Note: Debt consists of notes payable and long-term debt and capital lease obligations, including current portion; FY 11 Q3 adjusted to reflect $391 million of 2013 and 2014 bond repurchases on 02/10/11

Project 100 Objective: Maintain net debt to total capitalization below 40% by end of fiscal 2012
Note: Net debt is equal to notes payable and long-term debt and capital lease obligations, including current portion, less cash and cash equivalents; computed using net debt divided by the sum of net debt and shareholders’ equity. FY 12 E reflects a simplifying assumption that all free cash flows are utilized to pay-down debt.

Project 100 Objective:Extend and smooth debt maturities
$1 billion ABLundrawn

Note: Presented on a maturity basis; Adjusted to reflect $391 million of 2013 and 2014 bond repurchases on 02/10/11; Excludes premiums, discounts and capital leases; Reflects undrawn portions of international credit facilities totaling $41 million

Project 100 Objective:Ensure ample liquidity in the $500 million to $1 billion range
Note: Amounts reflect unused borrowing capacity under credit facilities at quarter end plus invested and liquid cash

Conclusion

Continued Strong Results In Fiscal 2012